Exhibit 10.1

JOINDER AGREEMENT AND FIFTH AMENDMENT TO LOAN DOCUMENTS

This JOINDER AGREEMENT AND FIFTH AMENDMENT TO LOAN DOCUMENTS (this “Agreement”), dated to be effective as of November 15, 2024, is entered into among SST VI 4836 SE POWELL BLVD, LLC, SST VI 401 BELLEVUE RD, LLC, SST VI 1723 WOODBOURNE RD, LLC, SST VI 12220 E RIGGS RD, LLC, SST VI 16600 SE 18TH ST, LLC, SST VI 6424 14TH ST W, LLC, SST VI 2200 CORAL HILLS RD, LLC, SST VI 4715 E BASELINE RD, LLC, SST VI 4730 E BASELINE RD, LLC, SST VI 11658 W BELL RD, LLC, SST VI 11203 N US HWY 301, LLC, and SST VI 10030 EW PAPPY RD, LLC, each a Delaware limited liability company (collectively, “Existing Borrowers”), SST VI 8570 S DURANGO DR, LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrowers, “Borrowers”), STRATEGIC STORAGE TRUST VI, INC., a Maryland corporation (“SST VI”), STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P., a Delaware limited partnership (“OP VI”, SST VI and OP VI are collectively, “Guarantors”), THE HUNTINGTON NATIONAL BANK (in its individual capacity, “Huntington”, and in its capacity as lead arranger and administrative agent acting for itself and the Banks, “Administrative Agent”).

RECITALS

A.
Existing Borrowers obtained a loan from Huntington and Flagstar Bank, N.A. (the “Loan”) pursuant to the terms of a Syndicated Term Loan Agreement dated November 30, 2021, as amended by a Joinder Agreement and First Amendment to Loan Documents dated December 30, 2021, a Joinder Agreement and Second Amendment to Loan Documents dated May 17, 2022, a Joinder Agreement and Third Amendment to Loan Documents dated April 13, 2023 and a Fourth Amendment to Loan Documents dated April 13, 2023 (collectively, the “Loan Agreement”).
B.
The Loan is evidenced by (i) an Amended and Restated Term Loan Promissory Note in the principal amount of $67,574,000.00 dated April 13, 2023 and payable to Huntington, and (ii) an Amended and Restated Term Loan Promissory Note in the principal amount of $40,000,000.00 dated April 13, 2023 and payable to Flagstar Bank, N.A. (together, the “Note”).
C.
The Loan is secured by certain deeds of trusts and mortgages from Existing Borrowers, each encumbering the respective Parcel legally described therein (collectively, the “Security Instruments”).
D.
Certain of Existing Borrowers’ obligations under the Loan Documents are guaranteed by Guarantor pursuant to a Guaranty of Payment and Recourse Carve-Outs dated November 30, 2021 (the “Guaranty”).
E.
Existing Borrowers and Guarantors are also parties to Environmental Indemnity Agreements with respect to each Parcel (the “Environmental Indemnities”).
F.
The Loan Agreement, the Note, the Security Instruments, the Guaranty, the Environmental Indemnities, and all other documents evidencing, securing, or otherwise governing the Loan, as they may have been amended or modified, are referred to herein collectively as the “Loan Documents.”

G.
Existing Borrowers and Guarantors have requested that Administrative Agent and Banks modify the Loan by, among other things, adding New Borrower as a Borrower thereunder and adding a Parcel owned by New Borrower as part of the Collateral for the Loan.
H.
To accommodate such request, Existing Borrowers, New Borrower, Guarantors, Administrative Agent, and the Banks desire to modify the Loan on the terms and conditions set forth in this Agreement.

AGREEMENTS

In consideration of the mutual promises, covenants, and conditions set forth herein, the parties hereto hereby agree as follows:

1.
Terminology. The terms used in this Agreement shall have the same meanings as in the Loan Agreement, unless a different meaning is assigned herein or is required by the context hereof.
2.
Amendments to Loan Documents.
2.1
Section 1.2 of the Loan Agreement is hereby amended to delete the definitions of “Interest Rate A” and “Interest Rate B” and replace them with the following:

“Interest Rate” means Term SOFR plus two and sixty-one one-hundredths percent (2.61%).”

All references in the Loan Documents to “Interest Rate A” or “Interest Rate B” shall hereafter be deemed to refer to the Interest Rate as defined in this Section. Section 3.1(c) of the Loan Agreement is deleted in its entirety. Section 1.2 of the Loan Agreement is hereby amended to delete the definition of “Interest Rate Hurdle.” All references in the Loan Documents to the “Interest Rate Hurdle” shall be interpreted as if the Borrowers and Property has not achieved the Interest Rate Hurdle.

2.2
Section 3.4(b) of the Loan Agreement is hereby deleted in its entirety. There shall be no Prepayment Premium payable in connection with the Loan.
2.3
Section 1.2 of the Loan Agreement is hereby amended to delete the following defined terms: “First Extended Maturity Date”, “First Extension Notice”, “First Extension Option”, “Initial Maturity Date”, “Second Extended Maturity Date”, “Second Extension Notice” and “Second Extension Option”. Section 1.2 of the Loan Agreement is hereby amended so that the defined term “Maturity Date” means November 30, 2027. Section 2.14 of the Loan Agreement is deleted in its entirety. All references in the Loan Documents to the Maturity Date or maturity of the Loan now mean November 30, 2027, and Borrowers have no right to extend such maturity.
2.4
Section 3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“3.3 Payment of Principal and Interest. Payments of principal and interest due under the Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

(a) Commencing on December 1, 2024, and continuing on the first day of each month thereafter through and including November 1, 2025, all accrued and unpaid interest on the Principal Balance outstanding from time to time shall be due and payable.

(b) Commencing on December 1, 2025 and continuing on the first day of each month thereafter through and including the month in which the Maturity Date occurs, all accrued and unpaid interest on the Principal Balance plus principal in the following amounts shall be due and payable:

[**insert am schedule**]

(c) [Intentionally omitted]

(d) The Loan shall be due and payable, and Borrower hereby promises to pay the outstanding principal amount of the Loan to Administrative Agent, together with all accrued interest thereon then remaining unpaid and all other unpaid amounts, charges, fees and expenses outstanding under the Note or under any of the other Loan Documents, on the Maturity Date.”

2.5
Schedule 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 1.2 attached to this Agreement.
2.6
Immediately prior to this Amendment, Huntington and Flagstar Bank, N.A. entered into an Assignment and Acceptance whereby Huntington purchased all of Flagstar Bank, N.A.’s interest in the Loan. As a result, Huntington is the sole remaining Bank, and Schedule 2.1 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 2.1 attached to this Agreement.
2.7
Schedule 8.13 of the Loan Agreement is hereby deleted in its entirety and replaced with Replacement Schedule 8.13 attached to this Agreement. The definition of “Applied Debt Service” in Section 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Applied Debt Service” means either I/O Debt Service, P&I Debt Service or P&I Swapped Debt Service, as specified on Schedule 8.13.”

2.8
The Interest Reserve described in Section 2.15 of the Loan Agreement contained $219,708.00 as of October 14, 2024. Administrative Agent hereby confirms that Borrowers are not currently required by Section 2.15 of the Loan Agreement to maintain any funds in the Interest Reserve, but Administrative Agent shall have the right to require future deposits by Borrowers to the Interest Reserve as described in Section 2.15 of the Loan Agreement. For the purposes of Section 2.15 of the Loan Agreement, Debt Service Coverage Ratio shall be determined by Administrative Agent based on trailing three (3) month NOI and P&I Debt Service.

2.9
Section 8.16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“8.16 Partial Release. Upon at least thirty (30) days prior written notice to Administrative Agent, and so long as there does not exist any Event of Default, Borrower shall be entitled to a partial release of the applicable Security Instrument from a Parcel upon Borrower’s fulfillment of the following conditions, as determined by Administrative Agent its reasonable discretion:

(a) The partial release shall not cause the Debt Service Coverage Ratio to fall below the next DSCR Requirement pursuant to Section 8.13 hereof.

(b) The partial release shall not cause the Debt Yield to fall below the most recently-reported quarterly Debt Yield prior to the partial release.

(c) Borrower, at Borrower’s sole cost, shall have provided to Administrative Agent, (i) a title commitment from Title Company to issue endorsements to the Title Policy to insure and date down the priority of the lien of the applicable Security Instrument as being subject only to such exceptions as were originally shown in the Title Policy as of the Closing; (ii) evidence acceptable to Administrative Agent, including a partial release endorsement and an endorsement to the Title Policy, if required by Administrative Agent, that the Property is otherwise free of mechanics’ or materialmen’s liens; (iii) such other endorsements to the Title Policy as Administrative Agent may reasonably require, (iv) appropriate modifications to this Agreement and the other Loan Documents if desired by Administrative Agent.

(d) Borrower pays to Administrative Agent, (i) any advances by Administrative Agent that are reimbursable by Borrower under any of the Loan Documents, whether or not Borrower is then in Default with respect to such reimbursement; (ii) 110% of the Allocated Principal Balance of the applicable Parcel; and (iii) all Appraisal fees, reasonable release fees and other reasonable costs of preparing and delivering the partial release, the premium for any title insurance endorsements required by Administrative Agent, and any and all other escrow, reasonable legal, closing, recording and other out-of-pocket costs incurred by Administrative Agent in connection with such partial release. The Release Payment received by Administrative Agent in connection with a partial release shall be applied to pay off the applicable Allocated Principal Balance, with any remainder applied to reduce the remaining Allocated Principal Balances on a pro-rata basis as reasonably determined by Administrative Agent.”

3.
Joinder.
3.1
New Borrower hereby acknowledges, agrees, and confirms that, by its execution of this Agreement, New Borrower will be deemed to be a “Borrower” under the Loan Agreement and shall have all of the obligations of a Borrower thereunder as if it had executed the Loan Agreement. New Borrower hereby assumes, ratifies, confirms, and agrees to be bound by all of the terms, provisions and conditions contained in the Loan Agreement, as amended hereby, including without limitation (a) all of the representations and warranties set forth in Section 6 of the Loan Agreement, and (b) all of the covenants set forth in Sections 6, 7, 8, 9 and 12 of the Loan Agreement. Without limiting the generality of the foregoing terms of this Section, New Borrower hereby promises to pay and perform, jointly and severally with Existing Borrowers, to Administrative Agent, the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), New Borrower, will, jointly and severally together with Existing Borrowers, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
3.2
Notwithstanding anything to the contrary in Section 5.3 of the Loan Agreement, there shall be no New Parcel Advance in connection with the joinder of New Borrower and the addition of New Borrower’s New Parcel as Collateral under this Amendment. The Principal Balance remains equal to $107,574,000.00, the Commitment Amount has been fully disbursed, and Borrowers shall not have the right to re-borrow any other portion of the Principal Balance repaid by Borrowers.
4.
Conditions of Effectiveness.
4.1
Notwithstanding its execution by all parties, the foregoing amendments and joinder shall become effective only upon satisfaction of all of the following “Conditions of Effectiveness”:
(a)
No Defaults. Borrowers are in full compliance with all of its covenants and agreements under the Loan Documents, and there is no Default or Event of Default under the Loan Documents.
(b)
Resolutions. Borrowers and Guarantors shall have delivered to Administrative Agent resolutions certified by an appropriate representative authorizing the execution and delivery of this Agreement and any and all documents necessary to effectuate this Agreement or otherwise required by Administrative Agent.
(c)
Beneficial Ownership. New Borrower shall have delivered to Administrative Agent a Certificate of Beneficial Ownership.
(d)
Execution and Recording of Documents. Borrowers and Guarantors, as applicable, have executed any and all documents necessary to effectuate this Agreement or otherwise reasonably required by Administrative Agent, including, without limitation, the documents described on Exhibit A attached hereto, which documents shall be considered part of the Loan Documents. In connection with this Agreement, the Guaranty as defined in Recital D above is being amended, restated and superseded in its entirety by the Amended and Restated Guaranty of Payment and Recourse Carve-Outs described on Exhibit A attached hereto. Any and all references in the Loan Agreement and other Loan Documents to the “Guaranty” shall now be deemed to refer to the Amended and Restated Guaranty of Payment and Recourse Carve-Outs described on Exhibit A attached hereto.
(e)
Interest Rate Swap. Borrowers shall have entered into one or more Swap Agreements acceptable to Administrative Agent.
(f)
Modification Fee. Borrowers shall have paid to Administrative Agent a non-refundable Loan modification fee equal to $322,722.00.
4.2
The Conditions of Effectiveness are intended solely for Administrative Agent’s benefit and may, at Administrative Agent’s election and in its sole discretion be enforced, fully or partially waived, or transformed into covenants of Borrowers or Guarantor to be performed following effectiveness of the foregoing amendments upon Administrative Agent’s subsequent written notice and demand.
4.3
Notwithstanding the foregoing, Administrative Agent’s execution and delivery of this Agreement shall constitute Administrative Agent’s acknowledgement that all the Conditions of Effectiveness have been satisfied or waived by Administrative Agent.
5.
Lien Priority. The Property shall remain and continue in all respects subject to the Security Instruments and nothing in this Agreement or done pursuant to this Agreement or the Amendment to Security Instruments shall affect or be construed to affect Administrative Agent’s first-lien priority with respect to the Property.
6.
Representations and Warranties. Borrowers and Guarantor hereby acknowledge, represent, warrant, and agree as follows:
6.1
The Recitals set forth above are true and accurate.
6.2
There is no Default or Event of Default under the Loan Documents.
6.3
All necessary steps have been taken to perfect Administrative Agent’s interest in the Property as security for the Loan, and the Security Instruments are, and shall continue to be, a first and paramount lien against the Property securing Borrowers’ obligations under the Loan Documents, as amended hereby and by any related documents executed by Borrowers in connection herewith. There are no liens, charges, or encumbrances against the Property that are now or may hereafter become prior to the Security Instruments.
6.4
All information provided in Borrowers’ most recent beneficial ownership certification is true, complete, and correct in all material respects as of the date thereof.

6.5
All documents and other information requested by Administrative Agent from Borrowers and Guarantor as a condition to entering into this Agreement are, to the providing party’s actual knowledge, true, complete, and accurate in all material respects.
6.6
Guarantors understand that the Principal Balance referred to in Section 5 of the Guaranty could be higher as a result of the increase of the Commitment Amount as described in this Agreement.
6.7
Borrowers and Guarantors acknowledge that Administrative Agent is relying on the warranties, representations, releases, and agreements of such parties in this Agreement, and would not enter into this Agreement without such warranties, representations, releases, and agreements.
7.
Release. Borrowers and Guarantors agree that Administrative Agent and Bank have not breached any of their obligations under the Loan Documents, and Borrowers and Guarantors have no claims against Administrative Agent, any Bank, or their respective predecessors, successors, assigns, or participants, or any of their officers, directors, agents, employees, and other affiliates (collectively, the “Released Parties”) for fraud, misrepresentation, lender misconduct, lender liability, breach of alleged fiduciary duty, or other tort or wrongdoing. Borrowers and Guarantors hereby release and forever discharge the Released Parties of and from any and all claims, causes of action, rights of offset, and rights to damages that Borrowers or Guarantors have or may have, or may be entitled to assert, against the Released Parties for any reason whatsoever by reason of any actions, events, or occurrences prior to the date of this Agreement, except for Borrowers’ rights to enforce Administrative Agent’s and Bank’s further obligations under the Loan Documents, as amended hereby. The provisions, waivers, and releases set forth in this section are binding upon Borrowers and Guarantors and their respective agents, employees, representatives, officers, directors, partners, members, joint venturers, affiliates, assigns, heirs, successors-in-interest and shareholders. Neither Borrowers nor Guarantors have any claims, defenses, counterclaims, or rights of offset against any of the Released Parties arising out of or in any way connected with the Loan.
8.
Payment of Administrative Agent’s Expenses. Borrowers agree to reimburse Administrative Agent for all reasonable out-of-pocket expenses incurred by Administrative Agent in connection with the drafting, negotiation, execution, and delivery of this Agreement and all related documents, including, without limitation, reasonable attorneys’ fees and costs incurred by Administrative Agent and all fees described in a supplemental fee letter executed by Borrowers and Administrative Agent in connection herewith.
9.
Effect on Loan Documents. This Agreement shall be sufficient to serve as an amendment to all of the Loan Documents, as appropriate. This Agreement supersedes and shall control over any inconsistent provisions of the Loan Documents, or any previous extensions or other amendments of the Loan Documents. Except as amended herein, the Loan Documents shall remain in full force and effect as written, and the provisions of the Loan Documents shall remain unaffected, unchanged, and unimpaired hereby.
10.
Authorization/Binding Effect. Borrowers and Guarantors warrant and represent that the execution and delivery of this Agreement by such party was duly authorized by all individuals or entities whose authorization was required for this Agreement to be effective. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.
11.
Applicable Law. This Agreement shall be construed in all respects and enforced according to the laws of the State of Illinois, without regard to that state’s choice of law rules.
12.
Counterparts. The parties may execute this Agreement in any number of counterparts, each of which shall be deemed an original instrument but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Existing Borrowers, New Borrower, Guarantors, Administrative Agent, and the Banks have caused this Agreement to be duly executed and delivered to be effective as of the day first written above.

EXISTING BORROWERS:

SST VI 4836 SE POWELL BLVD, LLC,
SST VI 401 BELLEVUE RD, LLC,
SST VI 1723 WOODBOURNE RD, LLC,
SST VI 12220 E RIGGS RD, LLC
SST VI 16600 SE 18TH ST, LLC,
SST VI 6424 14TH ST W, LLC,
SST VI 2200 CORAL HILLS RD, LLC,
SST VI 4715 E BASELINE RD, LLC,
SST VI 4730 E BASELINE RD, LLC,
SST VI 11658 W BELL RD, LLC,

SST VI 11203 N US HWY 301, LLC, and
SST VI 10030 EW PAPPY RD, LLC
each a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

NEW BORROWER:

SST VI 8570 S DURANGO DR, LLC,
a Delaware limited liability company

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

Signatures continue on the next page

(Signature Page to Joinder and Fifth Amendment to Loan Documents)

GUARANTORS:

STRATEGIC STORAGE TRUST VI, INC.,
a Maryland corporation

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

STRATEGIC STORAGE OPERATING PARTNERSHIP VI, L.P.,
a Delaware limited partnership

By: Strategic Storage Trust VI, Inc.,
a Maryland corporation, its General Partner

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

Signatures continue on the next page

(Signature Page to Joinder and Fifth Amendment to Loan Documents)

ADMINISTRATIVE AGENT:

THE HUNTINGTON NATIONAL BANK

By: /s/ James Straka
James Straka, Senior Vice President

BANK:

THE HUNTINGTON NATIONAL BANK

By: /s/ James Straka
James Straka, Senior Vice President

End of signatures

(Signature Page to Joinder and Fifth Amendment to Loan Documents)